EIGHTH AMENDMENT TO CREDIT AGREEMENT

     THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 5, 2002, among CULP, INC. (the "Borrower"), WACHOVIA BANK, N.A. (successor by merger to Wachovia Bank of Georgia, N.A.), as Agent (the "Agent"), FIRST UNION NATIONAL BANK (successor by merger to First Union National Bank of North Carolina), as Documentation Agent (the "Documentation Agent"), and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK and SUNTRUST BANK (formerly known as SunTrust Bank, Atlanta)(collectively, the "Banks");


                       W I T N E S S E T H :

     WHEREAS, the Borrower, the Agent, the Documentation Agent and the Banks executed and delivered that certain Credit Agreement, dated as of April 23, 1997, as amended by that certain First Amendment to Credit Agreement dated as of July 22, 1998, that certain Second Amendment to Credit Agreement dated as of October 26, 1998, that certain Third Amendment to Credit Agreement dated as of
April 28, 2000, that certain Fourth Amendment to Credit Agreement dated as of July 30, 2000, that certain Fifth Amendment (the "Fifth Amendment") to Credit Agreement dated as of January 26, 2001, that certain Sixth Amendment to Credit Agreement dated as of March 28, 2001, and that certain Seventh Amendment to Credit Agreement dated as of August 29, 2001 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Agent, the Documentation Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

     1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2. Amendments to Credit Agreement.  The following  definition  contained in
Section 1.01 of the Credit Agreement is amended and restated in its entirety as set forth below:

                "Termination Date" means whichever is applicable of (i) June 22, 2002, (ii) the date the Commitments are terminated pursuant to Section
      6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.08."

     3. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof, except to the extent that any representation or warranty related to an earlier specified date, and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith.

     4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     5. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     6. Termsheet for New Credit Facility. Borrower and Agent each agree to exercise their commercially-reasonable efforts to negotiate and agree on a formal term sheet on or before April 28, 2002, which term sheet is anticipated to provide for the terms and conditions of a credit facility which, at this time, is contemplated to replace, amend and restate, or serve as a substitute for, or a refinancing of, the credit facility provided for in the Credit Agreement; provided, however, that (a) nothing contained herein shall obligate Agent, for itself or as a Bank, the Documentation Agent, for itself or as a Bank, any other Bank, or the Borrower to enter into any such facility or term sheet; (b) neither Borrower nor any other party hereto is entitled to rely on this paragraph as any commitment by any of the Agent, for itself or as a Bank, the Documentation Agent, for itself or as a Bank, or any Bank to provide any such facility; and (c) in no event shall this paragraph be deemed to constitute any commitment made by any party hereto to enter into any such facility.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     8. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     9. No Default. To induce the Agent, the Documentation Agent and the Banks to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i)-no Default or Event of Default and (ii)-no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

     10. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

     11. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

     12. Conditions Precedent. This Amendment shall become effective only upon the execution and delivery of (i) this Amendment by each of the parties hereto, and (ii) receipt by the Agent of an amendment fee in immediately available funds in the amount of $12,500.00, which amendment fee shall be distributed by the Agent to the Banks which execute this Amendment, pro rata based on their respective proportionate share of all the Commitments. IN WITNESS WHEREOF, the Borrower, the Agent, the Documentation Agent and each of the Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                  CULP,
                                  INC.,
                                  (SEAL)
                                  as Borrower

                                  By:  ____________________________
                                           Title:

                                  WACHOVIA BANK, N.A.,
                                  as Agent and as a
                                  Bank
                                  (SEAL)

                                  By:  ____________________________
                                           Title:

                                  FIRST UNION NATIONAL BANK,
                                  as Documentation Agent and as a
                                  Bank                       (SEAL)

                                  By:  ____________________________
                                           Title:

                                  SUNTRUST BANK,
                                  as a Bank                  (SEAL)

                                  By:  ____________________________
                                           Title: